UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007

Guardian Zone Technologies, Inc.
  (Exact name of registrant as specified in its charter)

Delaware	000-52031	20-4163734
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30100 Chagrin Blvd., Suite 250, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(216) 514-5997

Curtis Acquisition, Inc (Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 2, 2007, Curtis Acquisition, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Guardian Zone Technologies, Inc., an Ohio corporation (“Guardian”), and Heatherwood, Inc., a Delaware corporation (“Heatherwood”). Pursuant to the Agreement, each of Guardian and Heatherwood was merged with and into the Company (the “Merger”), with the Company being the surviving entity in such Merger. The Merger became effective on April 13, 2007, the date of filing of the Certificates of Merger in the State of Delaware and State of Ohio (the “Effective Date”), as provided in the Agreement. On the Effective Date, the Company changed its name to Guardian Zone Technologies, Inc. pursuant to the Certificate of Merger as filed with the Secretary of State of the State of Delaware.

The Merger was accomplished pursuant to the Agreement, which is attached hereto and incorporated herein by reference. In consideration for the Merger: (i) Guardian is to pay to the sole shareholder of the Company, within ninety (90) days of the date of first trading as a public company, Sixty Thousand Dollars ($60,000), secured by a promissory note; (ii) Guardian is to pay to the shareholders of Heatherwood, within five (5) days of the Effective Date, Thirty Thousand Dollars ($30,000); and (iii) the Company, on the Effective Date, is to issue shares of its common stock (the “Shares”), based on a goal of Forty Million (40,000,000) Shares to be issued and outstanding as of the date that the payments described in (i) and (ii) above are made, as follows: (a) to the shareholders of Heatherwood as of March 2, 2007, One Million Six Hundred Thousand (1,600,000) Shares, or the number of Shares equivalent to four percent (4%) of the issued and outstanding Shares on the date thereof; and (b) to the shareholders of Guardian as of March 2, 2007, Thirty-Eight Million Four Hundred Thousand Shares (38,400,000), or the number of Shares equivalent to ninety-six percent (96%) of the issued and outstanding Shares on the date thereof. On the Effective Date, the officers and directors of the Company will be as follows: Thomas J. Radu, Ronald S. Kazdin and Donald Klins. The terms of the Agreement were determined by arms' length negotiations between the parties.

Prior to the execution of the Agreement, there were no material relationships between (i) the Company or any of its affiliates, any officer or director of the Company or any associate of any such director or officer, and (ii) either (a) Guardian or any of its affiliates, any officer or director of Guardian or any associate of any such director or officer, or (b) Heatherwood or any of its affiliates, any officer or director of Heatherwood or any associate of any such director or officer.

The registrant will respond to Item 2.01(f) of Form 8-K by amendment.

Section 3 - Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this report is incorporated in this Item 3.02 by reference.

The issuance of shares described in Item 2.01 above by the Company is to be conducted pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Act”), on the basis that the transaction does not involve a public offering. As a result, the Forty Million (40,000,000) Shares to be issued to the stockholders of Heatherwood and Guardian shall be “restricted securities” subject to Rule 144 of the Act.

Section 5 - Corporate Governance and Management
Item 5.01 Changes in Control of Registrant.

The information disclosed in Item 2.01 of this report is incorporated in this Item 5.01 by reference.

Prior to the execution of the Agreement, the sole stockholder, sole director and sole officer of the Company was Randall H. Rosenthal. Following the Effective Time of the Merger, the stock ownership of the Company is as shown on Schedule 1.1 hereto.
.
The registrant is not aware of any arrangements that would result in a change in control of the Company.

The registrant will respond to Item 5.01(a)(8) of Form 8-K by amendment.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 2.01 of this report is incorporated in this Item 5.03 by reference.

As described above in Item 2.01, the Company changed its name from “Curtis Acquisition, Inc.” to “Guardian Zone Technologies, Inc.” pursuant to the Certificate of Merger filed with the Secretary of State of the State of Delaware. The Certificate of Merger became effective on April 13, 2007, the date of filing of the Certificate of Merger by the Company with the Secretary of State of the State of Delaware.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

The registrant will file the required financial statements by amendment to this Current Report on Form 8-K by June 29, 2007.

(b) Pro forma financial information

The registrant will file the required pro forma financial information by amendment to this Current Report on Form 8-K by June 29, 2007.

(c) Exhibits

2.1	Agreement and Plan of Merger

2.2	Certificates of Merger (Delaware and Ohio)

3.1	Amendment to the Certificate of Incorporation of the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian Zone Technologies, Inc.

Date: May 2, 2007

By:	/s/ Thomas Radu
Name:	Thomas Radu
Title:	President

SCHEDULE 1.1

Name of Stockholder	No. of Shares Issued
Thomas Radu	9,308,339
Ronald Kazdin	9,308,339
Steel Village LLC	8,191,338
Thomas E. Kuivila & Janet L. Kuivila	1,489,334
Donald Klins	248,222
John V. Hategan Trust	248,222
R.L. Portman	992,889
Rebecca Portman	992,889
Daniel Iddings & Mary Sue Iddings	248,222
Stephen Lynch & Pamela Lynch	248,222
Melbourne Coast LLC	1,241,112
Richard T. Watson	1,687,912
David Warshawsky	1,687,912
Rebecca McLaughlin	49,645
Mary Sue Iddings	49,645
John Zak (Reserved and Held in Escrow)	769,490
Jack Maskowitz	1,638,268
Douglas G. Furth	5,000
Jane S. Furth	680,000
Alyssa L. Furth	5,000
Sarah E. Furth	5,000
William C. Schwarz	5,000
Wendy Schwarz	5,000
David Schwarz	5,000
Karen Ferency	5,000
Suzanne Schwarz	5,000
Robin A. Barrisch	5,000
Jean D. Furth	5,000
James A. Furth	5,000
David Jeans	5,000
Barbara Jeans	5,000
Andrea Jeans	5,000
Leah Jeans	5,000
Jessie Jeans	5,000
Nancy Loewenthal	5,000
Marc Loewenthal	5,000
Marc J. Bernstein	5,000
Jocelyn Bernstein	5,000
Justin Bernstein	5,000
Jill Bernstein	5,000
Phyllis Bernstein	5,000
Greg Dziak	5,000
Christine Dziak	5,000
Madeline Dziak	5,000
Joseph Dziak	5,000
James Margulies	5,000
Susan Margulies	680,000
Alex Margulies	5,000
Josh Margulies	5,000
Jeff Mangel	5,000
Lisa Mangel	5,000
Alexandra Mangel	5,000
Matthew Mangel	5,000
Zachary Mangel	5,000
Aaron Caplan	5,000
Tammy Caplan	5,000
Joshua Caplan	5,000
Brian Caplan	5,000
Andrew Caplan	5,000
Linda Stone	5,000
Richard Stone	5,000
Mitch Seifert	5,000
Elise Seifert	5,000
Larry Seifert	5,000
Eric Seifert	5,000
Matthew Seifert	5,000
Steven Berger	5,000